American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2055 Portfolio
April 30, 2022

One Choice Blend+ 2055 Portfolio - Schedule of Investments
APRIL 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 59.9%
Avantis U.S. Equity Fund G Class	127,397	1,737,690
Avantis U.S. Small Cap Value Fund G Class	10,906	157,920
Focused Dynamic Growth Fund G Class	25,282	1,125,029
Focused Large Cap Value Fund G Class	117,474	1,174,737
Heritage Fund G Class	12,035	267,419
Mid Cap Value Fund G Class	16,888	280,676
Small Cap Growth Fund G Class	8,013	151,600
		4,895,071
International Equity Funds — 28.0%
Avantis Emerging Markets Equity Fund G Class	19,488	216,898
Avantis International Equity Fund G Class	60,486	649,011
Emerging Markets Fund G Class	29,319	326,617
Focused International Growth Fund G Class	22,462	360,071
Global Real Estate Fund G Class	16,126	223,988
International Small-Mid Cap Fund G Class	14,578	145,488
Non-U.S. Intrinsic Value Fund G Class	41,420	368,219
		2,290,292
Domestic Fixed Income Funds — 8.8%
Avantis Core Fixed Income Fund G Class	61,049	538,448
Inflation-Adjusted Bond Fund G Class	3,920	48,059
NT High Income Fund G Class	14,885	133,965
		720,472
International Fixed Income Funds — 3.3%
Emerging Markets Debt Fund G Class	8,001	72,166
Global Bond Fund G Class	20,919	198,099
		270,265
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $9,037,935)		8,176,100
OTHER ASSETS AND LIABILITIES†		(61)
TOTAL NET ASSETS — 100.0%		$8,176,039

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and cash equivalents. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2022 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$97	$1,901	$139	$(121)	$1,738	127	$(8)	$2
Avantis U.S. Small Cap Value Fund	9	165	9	(7)	158	11	—	1
Focused Dynamic Growth Fund	64	1,355	115	(179)	1,125	25	(17)	2
Focused Large Cap Value Fund(3)	64	1,355	146	(98)	1,175	117	(12)	96
Heritage Fund(3)	15	305	15	(38)	267	12	(3)	3
Mid Cap Value Fund(3)	15	310	17	(27)	281	17	(1)	23
Small Cap Growth Fund	9	171	9	(19)	152	8	(2)	2
Avantis Emerging Markets Equity Fund	12	240	11	(24)	217	19	(1)	—
Avantis International Equity Fund	36	709	35	(61)	649	60	(2)	2
Emerging Markets Fund(3)	18	394	13	(72)	327	29	(2)	15
Focused International Growth Fund	20	405	8	(57)	360	22	(1)	1
Global Real Estate Fund(3)	12	250	8	(30)	224	16	(1)	28
International Small-Mid Cap Fund(4)	8	164	2	(25)	145	15	(1)	2
Non-U.S. Intrinsic Value Fund	20	413	22	(43)	368	41	(1)	2
Avantis Core Fixed Income Fund	27	608	52	(45)	538	61	(2)	3
Inflation-Adjusted Bond Fund	2	49	2	(1)	48	4	—	—
NT High Income Fund	7	143	7	(9)	134	15	—	2
Emerging Markets Debt Fund	4	79	4	(7)	72	8	—	1
Global Bond Fund	10	215	15	(12)	198	21	(1)	2
	$449	$9,231	$629	$(875)	$8,176	628	$(55)	$187
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)During the period ended April 30, 2022, the fund received the shares of the NT fund of the same name through a tax-free reorganization. The transactions presented for the period include activity from both underlying funds. Additional information is available at americancentury.com.
(4)Effective April 1, 2022, the name of NT International Small-Mid Cap Fund was changed to International Small-Mid Cap Fund.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.